Exhibit 99.1

Page
Casitas Plaza Shopping Center and Magnolia Center

Independent Auditors’ Report	F-1

Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2015	F-2

Notes to Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2015	F-3

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Corp.

Pro Forma Consolidated Balance Sheet as of December 31, 2015 (Unaudited)	F-6

Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2015 (Unaudited)	F-7

Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-8

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Partnership, LP

Pro Forma Consolidated Balance Sheet as of December 31, 2015 (Unaudited)	F-10

Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2015 (Unaudited)	F-11

Notes to Pro Forma Consolidated Financial Statement (Unaudited)	F-12

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

Retail Opportunity Investments Corp.

Retail Opportunity Investments Partnership, LP

We have audited the accompanying combined financial statement of the properties known as Casitas Plaza Shopping Center and Magnolia Center located in Carpinteria, California and Santa Barbara, California, respectively, (collectively the “Properties”) which is comprised of the combined statement of revenues and certain expenses for the year ended December 31, 2015, and the related notes to the combined financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of this combined financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal controls relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on this combined financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the combined financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal controls relevant to the entity’s preparation and fair presentation of the combined financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal controls. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Properties for the year ended December 31, 2015 in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter

We draw attention to Note 2 to the combined financial statement, which describes that the accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Properties’ revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ PKF O'Connor Davies, LLP

New York, New York

March 23, 2016

CASITAS PLAZA SHOPPING CENTER AND MAGNOLIA CENTER

COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

Year Ended December 31, 2015
Revenues
Rental income (note 4)	$3,996
Total revenues	3,996

Certain Expenses
Utilities	72
Repairs, maintenance and supplies	285
Cleaning and landscaping	110
Real estate taxes	237
Insurance	92
Total certain expenses	796

Excess of revenues over certain expenses	$3,200

See accompanying notes to combined statement of revenues and certain expenses.

CASITAS PLAZA SHOPPING CENTER AND MAGNOLIA CENTER

NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2015

1. Business Organization

Retail Opportunity Investments Corp., a Maryland corporation (“ROIC”), is organized in a traditional umbrella partnership real estate investment trust format pursuant to which Retail Opportunity Investments GP, LLC, its wholly-owned subsidiary, serves as the general partner of, and ROIC conducts substantially all of its business through, its operating partnership subsidiary, Retail Opportunity Investments Partnership, LP, a Delaware limited partnership (the “Operating Partnership”) and its subsidiaries. Unless otherwise indicated or unless the context requires otherwise, all references to the “Company” refer to ROIC together with its consolidated subsidiaries, including the Operating Partnership.

On March 10, 2016, the Operating Partnership acquired Casitas Plaza Shopping Center, located in Carpinteria, California and Magnolia Center located in Santa Barbara, California (together, the “Properties”) for an adjusted purchase price of approximately $64.0 million which was paid through a combination of the issuance of 2,434,833 units of limited partnership interest in the Operating Partnership (the “OP Units”) with a fair value of approximately $46.1 million, the assumption of approximately $16.8 million of loans on the Properties and cash on hand. Casitas Plaza Shopping Center is approximately 97,000 square feet and is anchored by Albertson’s Supermarket and CVS Pharmacy. Magnolia Shopping Center is approximately 116,000 square feet and is anchored by Kroger (Ralph’s) Supermarket.

2. Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Combined Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The combined financial statement includes the historical revenues and certain expenses of the seller, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of the Properties to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of the Properties.

Revenue Recognition

The Properties’ operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements. All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Lease Termination Income

Termination fees are fees that the Properties have agreed to accept in consideration for permitting certain tenants to terminate their lease prior to the contractual expiration date.  The Properties recognize termination fees when the following conditions are met:  (a) the termination agreement is executed; (b) the termination fee is determinable; (c) all landlord services pursuant to the terminated leases have been rendered; and (d) collectability of the termination fee is assured.

Use of Estimates

The preparation of the combined financial statement in conformity with accounting principles generally accepted in the United States of America requires the Properties’ management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3. Subsequent Events

The Company has evaluated subsequent events through March 23, 2016, and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the combined financial statement.

4. Leases

The Properties are subject to non-cancelable lease agreements through 2033, subject to various escalation clauses, with tenants for retail space. As of December 31, 2015, the future minimum rents on non-cancelable operating leases expiring in various years are as follows (dollar amounts in thousands):

Year ending December 31	Amounts

2016	$3,419
2017	3,329
2018	2,629
2019	2,320
2020	2,197
Thereafter	8,890
$22,784

The tenant leases provide for annual rents that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. The Properties’ tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the combined financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire term of each lease, which resulted in an decrease in rental income of approximately $7,000 for the year ended December 31, 2015.

5. Concentrations

For the year ended December 31, 2015, two tenants represented approximately 22% and 16%, respectively, of the Properties’ rental income.

RETAIL OPPORTUNITY INVESTMENTS CORP.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

The unaudited pro forma consolidated statement of operations and comprehensive income for the year ended December 31, 2015 is presented as if Retail Opportunity Investments Corp. (the “Company”) had completed the acquisitions of Casitas Plaza Shopping Center and Magnolia Center (collectively, the “Properties”) on January 1, 2015. Additionally, the pro forma consolidated balance sheet as of December 31, 2015 has been presented as if the acquisitions had been completed on December 31, 2015.

The purchase price allocation is calculated based on a 20/80 allocation to Land and Building and Improvements, respectively.  As of the date of this report, the Company is in the process of evaluating the purchase price allocation in accordance with the Accounting Standards Codification 805.  The purchase price is preliminary and could be subject to change.

The pro forma consolidated financial statements should be read in conjunction with the Company’s 2015 Annual Report on Form 10-K. The pro forma consolidated financial statements do not purport to represent the Company’s financial position as of December 31, 2015 or results of operations that would actually have occurred assuming the completion of the acquisitions of the Properties had occurred on January 1, 2015, nor does it purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS CORP.

PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2015

(UNAUDITED)

(in thousands)

	Company Historical (1)	Pro Forma Adjustments		Company Pro Forma
ASSETS:
Real Estate Investments:
Land	$669,307	$12,808	(2)	$682,115
Building and improvements	1,627,310	51,232	(2)	1,678,542
	2,296,617	64,040		2,360,657
Less: accumulated depreciation	134,311	—		134,311
Real Estate Investments, net	2,162,306	64,040		2,226,346
Cash and cash equivalents	8,844	(1,100	)(2)	7,744
Restricted cash	227	—		227
Tenant and other receivables, net	28,652	—		28,652
Deposits	500	—		500
Acquired lease intangible assets, net of accumulated amortization	66,942	—		66,942
Prepaid expenses	1,953	—		1,953
Deferred charges, net of accumulated amortization	39,316	—		39,316
Other	1,895	—		1,895
Total assets	$2,310,635	$62,940		$2,373,575

LIABILITIES AND EQUITY

Liabilities:
Term loan	$300,000	$—		$300,000
Credit facility	135,500	—		135,500
Senior Notes Due 2024	246,809	—		246,809
Senior Notes Due 2023	246,518	—		246,518
Mortgage notes payable	62,605	16,800	(2)	79,405
Acquired lease intangible liabilities, net of accumulated amortization	124,861	—		124,861
Accounts payable and accrued expenses	13,205	—		13,205
Tenants’ security deposits	5,085	—		5,085
Other liabilities	11,036	—		11,036
Total liabilities	1,145,619	16,800		1,162,419

Non-controlling interests – redeemable OP Units	33,674	—		33,674

Equity:
Preferred stock	—	—		—
Common stock	10	—		10
Additional-paid-in capital	1,166,395	—		1,166,395
Dividends in excess of earnings	(122,991)	—		(122,991)
Accumulated other comprehensive loss	(6,743)	—		(6,743)
Total Retail Opportunity Investments Corp. stockholders’ equity	1,036,671	—		1,036,671
Non-controlling interests	94,671	46,140	(2)	140,811
Total equity	1,131,342	46,140		1,177,482
Total liabilities and equity	$2,310,635	$62,940		$2,373,575

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2015

(UNAUDITED)
(in thousands, except per share data)

	Company Historical (1)	Casitas Plaza and Magnolia Center	Pro Forma Adjustments		Company Pro Forma
Revenues
Base rents	$148,622	$3,437	$123	(3)	$152,182
Recoveries from tenants	40,562	559	—		41,121
Other income	3,515	—	—		3,515
Total revenues	192,699	3,996	123		196,818

Operating expenses
Property operating	28,475	559	—		29,034
Property taxes	19,690	237	—		19,927
Depreciation and amortization	70,957	—	1,281	(4)	72,238
General and administrative expenses	12,650	—	—		12,650
Acquisition transaction costs	965	—	118	(5)	1,083
Other expense	627	—	—		627
Total operating expenses	133,364	796	1,399		135,559

Operating income	59,335	3,200	(1,276)		61,259
Non-operating income (expenses)
Interest expense and other finance expenses	(34,243)	—	(672)	(6)	(34,915)
Net income	25,092	3,200	(1,948)		26,344
Net income attributable to non-controlling interests	(1,228)	—	(724	)(7)	(1,952)
Net Income Attributable to Retail Opportunity Investments Corp.	$23,864	$3,200	$(2,672)		$24,392

Net earnings per share – basic	$0.25				$0.27
Net earnings per share - diluted	$0.25				$0.26
Dividends per common share	$0.68				$0.68

Comprehensive income:
Net income	$25,092	$3,200	$(1,948)		$26,344
Other comprehensive income
Reclassification adjustment for amortization of interest expense included in net income	2,139	—	—		2,139
Other comprehensive income	2,139	—	—		2,139
Comprehensive income	27,231	3,200	(1,948)		28,483
Comprehensive income attributable to non-controlling interests	(1,228)	—	(724)		(1,952)
Comprehensive income attributable to Retail Opportunity Investments Corp.	$26,003	$3,200	$(2,672)		$26,531

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Adjustments to the Pro Forma Consolidated Financial Statements

1.	Derived from the Company’s audited financial statements for the year ended December 31, 2015.
2.	Reflects the pro forma acquisition of the Properties for an adjusted purchase price of approximately $64.0 million. The acquisitions were funded by the issuance of 2,434,833 Operating Partnership units with a fair value of approximately $46.1 million, the assumption of approximately $16.8 million of loans on the Properties and approximately $1.1 million in cash on hand.
3.	Reflects the pro forma adjustment of $123,000 for the year ended December 31, 2015, to record operating rents on a straight-line basis beginning January 1, 2015.
4.	Reflects the estimated depreciation for the Properties based on the estimated values allocated to the buildings at the beginning of the period presented. Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	Year Ended December 31, 2015 Depreciation Expense

Building	40 years	$1,281

5.	Reflects the pro forma adjustment for estimated costs related to the acquisitions of the Properties.
6.	Reflects the pro forma adjustment to interest expense, assuming the Company had assumed the existing loans in connection with the purchase of the Properties, as if the acquisitions had been made on the first day of the period presented.
7.	Reflects the pro forma adjustment of net income attributable to non-controlling interests as if the Company had acquired the Property on January 1, 2015.

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

The unaudited pro forma consolidated statement of operations and comprehensive income for the year ended December 31, 2015 is presented as if Retail Opportunity Investments Partnership, LP (the “Operating Partnership”) had completed the acquisitions of Casitas Plaza Shopping Center and Magnolia Center (collectively, the “Properties”) on January 1, 2015. Additionally, the pro forma consolidated balance sheet as of December 31, 2015 has been presented as if the acquisitions had been completed on December 31, 2015.

The purchase price allocation is calculated based on a 20/80 allocation to Land and Building and Improvements, respectively.  As of the date of this report, the Company is in the process of evaluating the purchase price allocation in accordance with the Accounting Standards Codification 805.  The purchase price is preliminary and could be subject to change.

The pro forma consolidated financial statements should be read in conjunction with the Operating Partnership’s 2015 Annual Report on Form 10-K. The pro forma consolidated financial statements do not purport to represent the Operating Partnership’s financial position as of December 31, 2015 or results of operations that would actually have occurred assuming the completion of the acquisitions of the Properties had occurred on January 1, 2015, nor does it purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2015

(UNAUDITED)

(in thousands)

	Company Historical (8)	Pro Forma Adjustments		Company Pro Forma
ASSETS:
Real Estate Investments:
Land	$669,307	$12,808	(9)	$682,115
Building and improvements	1,627,310	51,232	(9)	1,678,542
	2,296,617	64,040		2,360,657
Less: accumulated depreciation	134,311	—		134,311
Real Estate Investments, net	2,162,306	64,040		2,226,346
Cash and cash equivalents	8,844	(1,100)	(9)	7,744
Restricted cash	227	—		227
Tenant and other receivables, net	28,652	—		28,652
Deposits	500	—		500
Acquired lease intangible assets, net of accumulated amortization	66,942	—		66,942
Prepaid expenses	1,953	—		1,953
Deferred charges, net of accumulated amortization	39,316	—		39,316
Other	1,895	—		1,895
Total assets	$2,310,635	$62,940		$2,373,575

LIABILITIES AND CAPITAL

Liabilities:
Term loan	$300,000	$—		$300,000
Credit facility	135,500	—		135,500
Senior Notes Due 2024	246,809	—		246,809
Senior Notes Due 2023	246,518	—		246,518
Mortgage notes payable	62,605	16,800	(9)	79,405
Acquired lease intangible liabilities, net of accumulated amortization	124,861	—		124,861
Accounts payable and accrued expenses	13,205	—		13,205
Tenants’ security deposits	5,085	—		5,085
Other liabilities	11,036	—		11,036
Total liabilities	1,145,619	16,800		1,162,419

Redeemable limited partners	33,674	—		33,674

Capital:
ROIC capital	1,043,414	—		1,043,414
Limited partners’ capital	94,671	46,140	(9)	140,811
Accumulated other comprehensive loss	(6,743)	—		(6,743)
Total capital	1,131,342	46,140		1,177,482
Total liabilities and capital	$2,310,635	$62,940		$2,373,575

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2015

(UNAUDITED)
(in thousands, except per share data)

	Company Historical (8)	Casitas Plaza and Magnolia Center	Pro Forma Adjustments		Company Pro Forma
Revenues
Base rents	$148,622	$3,437	$123	(10)	$152,182
Recoveries from tenants	40,562	559	—		41,121
Other income	3,515	—	—		3,515
Total revenues	192,699	3,996	123		196,818

Operating expenses
Property operating	28,475	559	—		29,034
Property taxes	19,690	237	—		19,927
Depreciation and amortization	70,957	—	1,281	(11)	72,238
General and administrative expenses	12,650	—	—		12,650
Acquisition transaction costs	965	—	118	(12)	1,083
Other expense	627	—	—		627
Total operating expenses	133,364	796	1,399		135,559

Operating income	59,335	3,200	(1,276)		61,259
Non-operating income (expenses)
Interest expense and other finance expenses	(34,243)	—	(672)	(13)	(34,915)

Net Income Attributable to Retail Opportunity Investments Partnership, LP	$25,092	$3,200	$(1,948)		$26,344

Net earnings per unit – basic	$0.25				$0.27
Net earnings per unit – diluted	$0.25				$0.26
Distributions per unit	$0.68				$0.68

Comprehensive income:
Net income	$25,092	$3,200	$(1,948)		$26,344
Other comprehensive income
Reclassification adjustment for amortization of interest expense included in net income	2,139	—	—		2,139
Other comprehensive income	2,139	—	—		2,139
Comprehensive income	$27,231	$3,200	$(1,948)		$28,483

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Adjustments to the Pro Forma Consolidated Financial Statements

8.	Derived from the Operating Partnership’s audited financial statements for the year ended December 31, 2015.
9.	Reflects the pro forma acquisition of the Properties for an adjusted purchase price of approximately $64.0 million. The acquisitions were funded by the issuance of 2,434,833 Operating Partnership units with a fair value of approximately $46.1 million, the assumption of approximately $16.8 million of loans on the Properties and approximately $1.1 million in cash on hand.
10.	Reflects the pro forma adjustment of $123,000 for the year ended December 31, 2015, to record operating rents on a straight-line basis beginning January 1, 2015.
11.	Reflects the estimated depreciation for the Properties based on the estimated values allocated to the buildings at the beginning of the period presented. Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	Year Ended December 31, 2015 Depreciation Expense

Building	40 years	$1,281

12.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Properties.
13.	Reflects the pro forma adjustment to interest expense, assuming the Operating Partnership had borrowed funds from its credit facility to cover the purchase price of the Properties, as if the acquisitions had been made on the first day of the period presented.